Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2013
Mortgage Servicing Rights [Abstract]
Mortgage Servicing Rights

Note 6 – Mortgage Servicing Rights

FHN recognizes all classes of mortgage servicing rights (“MSR”) at fair value. Classes of MSR are established based on market inputs used to determine the fair value of the servicing asset and FHN's risk management practices. See Note 22 – Fair Value of Assets & Liabilities, the “Determination of Fair Value” section for a discussion of FHN's MSR valuation methodology. In third quarter 2013, FHN agreed to sell substantially all remaining legacy mortgage servicing which will result in de-recognition of substantially all first lien MSR. Transfers of servicing began in fourth quarter 2013 and were substantially completed in first quarter 2014. See Note 25 – Derivatives for a discussion of how FHN hedged the fair value of MSR prior to signing the definitive sales agreement. The balance of MSR included on the Consolidated Statements of Condition represents the rights to service approximately $10 billion and $19 billion of mortgage loans on December 31, 2013 and 2012, respectively, for which a servicing right has been capitalized.

Following is a summary of changes in capitalized MSR as of December 31, 2013 and 2012:

(Dollars in thousands)	First Liens	Second Liens	HELOC	Total
Fair value on January 1, 2012	$140,724	$231	$3,114	$144,069
Reductions due to loan payments	(23,806)	(35)	(348)	(24,189)
Reductions due to exercise of cleanup calls	(494)	-	-	(494)
Changes in fair value due to:
Changes in valuation model inputs or assumptions	(5,072)	-	-	(5,072)
Other changes in fair value	(38)	-	35	(3)
Fair value on December 31, 2012	$111,314	$196	$2,801	$114,311
Reductions due to sales of MSRs	(39,633)	-	-	(39,633)
Reductions due to loan payments	(20,938)	(80)	(554)	(21,572)
Reductions due to exercise of cleanup calls	(495)	-	-	(495)
Changes in fair value due to:
Changes in valuation model inputs or assumptions	20,184	-	-	20,184
Other changes in fair value	(91)	45	44	(2)
Fair value on December 31, 2013	$70,341	$161	$2,291	$72,793

Servicing, late, and other ancillary fees recognized within mortgage banking income were $41.9 million, $58.9 million and $70.2 million for the years ended December 31, 2013, 2012 and 2011, respectively. Servicing, late, and other ancillary fees recognized within other income and commissions were $1.7 million, $2.0 million and $2.4 million for the years ended December 31, 2013, 2012 and 2011, respectively.

MSR declined $41.5 million during 2013 compared to a decline of $29.8 million in 2012, primarily due to the transfer of servicing associated with the MSR sales, which more than offset a $20.1 million increase in value reflecting higher interest rates and the terms of the servicing sale agreement. In 2012, a decline in mortgage rates resulted in elevated prepayment speed assumptions and a corresponding decrease in MSR value of $5.1 million. In first quarter 2013 and third quarter 2012, FHN exercised cleanup calls related to proprietary securitization trusts that had previously been securitized with servicing retained. Upon exercise, the associated mortgage loans were repurchased and are now included on the Consolidated Statements of Condition. Accordingly, FHN derecognized the remaining MSR associated with these loans. The remaining declines in MSR are attributable to natural run-off.

Prior to servicing sales completed in fourth quarter 2013, FHN serviced a portfolio of mortgage loans related to transfers by other parties utilizing securitization trusts. The servicing assets represented FHN's sole interest in these transactions. The total MSR recognized by FHN related to these transactions was $1.5 million at December 31, 2012. The aggregate principal balance serviced by FHN for these transactions was $.3 billion at December 31, 2012. FHN had no obligation to provide financial support and did not provide any form of support to the related trusts. The MSR recognized by FHN was included in the first lien mortgage loans column within the rollforward of MSR.

In prior periods, FHN transferred MSR to third parties in transactions that did not qualify for sales treatment due to certain recourse provisions that were included within the sale agreements. In fourth quarter 2013, FHN determined that these provisions had lapsed and the balances related to these transactions were removed from FHN's Consolidated Statements of Condition. The removal of these MSR are shown on the rollforward of MSR in the reductions due to sales of MSRs line within the first liens mortgage column. On December 31, 2012, FHN had $11.2 million of MSR related to these transactions, which were included within the first liens mortgage loans column of the rollforward of MSR. The proceeds from these transfers were recognized within Other short-term borrowings in the Consolidated Statements of Condition.